UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of Report (Date of earliest event reported): December 15, 2004


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts               000-23904                04-3061936
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year

      Effective December 15, 2004, the Board of Directors of Slade's Ferry Bancorp. (the "Company") amended and restated the Company's bylaws (the "Amended Bylaws"). The following is a summary of the changes effected by adoption of the Amended Bylaws, which is quantified in its entirety by reference to the Amended Bylaws filed as an Exhibit hereto.

      ARTICLE II - STOCKHOLDERS

      Place of Meetings. The Amended Bylaws clarify that meetings of stockholders shall be held at such place as designated by the Board of Directors.

      Annual Meetings. The Amended Bylaws eliminate the requirement that annual meetings of stockholders be held on the second Monday of April in each year. Annual meetings of stockholders may be held on any date the Board of Directors designates, so long as the meeting is held within six months of the end of the Company's fiscal year.

      The Amended Bylaws also eliminate the requirement that a Clerk/Secretary be elected at the annual meeting of stockholders.

      Special Meetings. Consistent with Massachusetts law, the Amended Bylaws increase, from 10% to 40%, the minimum amount of outstanding shares of the Company's voting stock that must be owned by stockholders in order to call a special meeting of stockholders.

      The Amended Bylaws change, from five to a majority, the number of directors who may call a special meeting of stockholders.

      Notice. Consistent with Massachusetts law, the Amended Bylaws provide that notice of stockholders meetings must be no less than seven, and no more than 60, days prior to the meeting. A provision was added to the Amended Bylaws regarding notice requirements and procedures applicable to adjourned meetings of stockholders.

      Conduct of Meetings. Consistent with Massachusetts law, the Amended Bylaws increase, from 10% to 40%, the minimum amount of outstanding shares of the Company's voting stock that must be owned by stockholders in order to bring additional business before a meeting of stockholders. The Amended Bylaws change, from five to a majority, the number of directors who may bring additional business before a meeting of stockholders.

      Quorum. A provision was added to the Amended Bylaws that provides for procedures in the event of a withdrawal of stockholders from a meeting that results in there being less than a quorum present.

      Board of Director Nominations. The Amended Bylaws add a provision setting forth the requirements for director nominations. Director nominations may be made only by the Board of Directors or by a stockholder who complies with certain procedural requirements. Nominations


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by stockholders must be made by proper notice in writing at least 60 days in advance of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting.

      Proxies and Voting. A standard provision was added to the Amended Bylaws to allow for voting by proxy at stockholder meetings. The provision establishes procedures and requirements for voting by proxy.

      Record Date. Consistent with Massachusetts law, the Amended Bylaws provide that a record date may not be more than 70 days in advance of a stockholder meeting.

      ARTICLE III - BOARD OF DIRECTORS

      Meetings. The Amended Bylaws provide that special meetings of the Board of Directors may be called by the Chairman of the Board, the President, a majority of the members of the Board of Directors or a majority of the members of the Executive Committee. Previously, the bylaws provided that special meetings of the Board of Directors could be called by the Chairman of the Board, the President, five members of the Board of Directors or two members of the Executive Committee.

      Participation in Meetings by Teleconference. A provision was added to the Amended Bylaws to provide that directors and committee members may participate in meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such attendance constitutes attendance in person.

      Action Without a Meeting. A provision was added to the Amended Bylaws to provide that the Board of Directors may act by unanimous written consent.

      ARTICLE IV - COMMITTEES

      Committees of the Board of Directors. A provision was added to the Amended Bylaws providing the Board of Directors with the general power to create committees and delegate power to them.

      Conduct of Business. Provisions were added to the Amended Bylaws to allow committees to act by unanimous written consent and to determine their own procedural rules for meetings and conducting business.

      Audit Committee. Provisions were added to the Amended Bylaws requiring the Board of Directors to have an Audit Committee that is in compliance with applicable federal laws and the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market (or other market or exchange on which the Company's common stock is traded).

      Nominating Committee. Provisions were added to the Amended Bylaws requiring the Board of Directors to have a Nominating Committee that is in compliance with applicable


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federal laws and the rules and regulations of the Securities and Exchange
Commission and the Nasdaq Stock Market (or other market or exchange on which the Company's common stock is traded).

      ARTICLE V - OFFICERS

      References to the Clerk/Secretary as being elected by the stockholders, rather than the Board of Directors, have been eliminated.

      ARTICLE VII - MISCELLANEOUS

      A "Miscellaneous" Article has been added to the Amended Bylaws to cover certain items not covered elsewhere. Such items include:

      * allowing the President (or any officer authorized by the President) to exercise any rights the Company possesses by reason of its ownership of securities of other corporations;

      * allowing for the use of facsimile signatures whenever and as authorized by the Board of Directors or a committee thereof; and

      * allowing all instruments and obligations to be entered into by the Company in the ordinary course of business to be executed on behalf of the Company by the Chairman of the Board, President, any Vice President, Treasurer or any other officer, employee or agent of the Company as the Board of Directors may authorize.

------------------

      Also filed as an exhibit hereto are Articles of Amendment to the Company's Articles of Incorporation, which became effective on December 15, 2004.

Item 9.01   Financial Statements and Exhibits

(c)   The following exhibits are filed with this current report:

      Exhibit No.      Description

         3.2           Amended and Restated Bylaws of Slade's Ferry
                       Bancorp.

         3.3 Articles of Amendment to the Amended and Restated Articles of Incorporation of Slade's Ferry Bancorp.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (Registrant)


                                       By:    /s/ Deborah A. McLaughlin
                                       Name:  Deborah A. McLaughlin
                                       Title: Treasurer/Vice President and
                                              Chief Financial Officer

Date: December 21, 2004


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                                EXHIBIT INDEX

Exhibit No.      Description

   3.2           Amended and Restated Bylaws of Slade's Ferry Bancorp.

   3.3 Articles of Amendment to the Amended and Restated Articles of Incorporation of Slade's Ferry Bancorp.

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